UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-22725
Priority Senior Secured Income Fund, Inc.
(Exact name of registrant as specified in charter)
10 East 40th Street, 42nd Floor
New York, NY 10016
(Address of principal executive offices)
M. Grier Eliasek
Chief Executive Officer
Priority Senior Secured Income Fund, Inc.
10 East 40th Street, 42nd Floor
New York, NY 10016
(Name and address of agent for service)
Registrant’s telephone number, including area code: (212) 448-0702
Date of fiscal year end: June 30
Date of reporting period: June 30, 2014

Item 1. Report to Shareholders.
The annual report to shareholders for the year ended June 30, 2014 is filed herewith pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended.

Annual Report
June 30, 2014

priority-incomefund.com

Priority Senior Secured Income Fund, Inc. (the “Company”) is an externally managed, non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended. The Company intends to elect to be treated for tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended.

INVESTMENT OBJECTIVE
The Company’s investment objective is to generate current income and, as a secondary objective, long-term capital appreciation. We expect to seek to achieve our investment objective by investing, under normal circumstances, in senior secured loans made to companies whose debt is rated below investment grade or, in limited circumstances, unrated, which we collectively refer to as “Senior Secured Loans,” with an emphasis on current income. Our investments may take the form of the purchase of Senior Secured Loans (either in the primary or secondary markets) or through investments in the equity and junior debt tranches of collateralized loan obligation (“CLO”) vehicles that in turn own pools of Senior Secured Loans. The Company intends to invest in both the primary and secondary markets.

2014 ANNUAL REPORT
PRIORITY SENIOR SECURED INCOME FUND, INC.                              4

LETTER TO SHAREHOLDERS
August 27, 2014

We are pleased to present the annual report of Priority Senior Secured Income Fund, Inc. (the "Company") for the year ended June 30, 2014.

Investment Portfolio Update
The Company broke escrow on January 6, 2014.  Management successfully deployed this capital creating a portfolio comprised of 25 pools of senior secured loans, known as collateral loan obligation ("CLO"), representing 2,335 different underlying loans with an aggregate loan balance of $7.2 billion as of June 30, 2014. Defaulted loans in the underlying portfolio totaled only 0.44% of aggregate loan balance, substantially below the market default rate of 4.41% as of June 30, 2014.

On February 11, 2014, the Company declared its first cash dividend to shareholders of $0.13521 per share with a record date of February 21, 2014 and a payment date of February 24, 2014.  In addition, the Company has declared a series of dividends with weekly record dates that are payable monthly to the shareholders of record as of the close of business each Friday from February 28, 2014 to September 26, 2014. The declared dividends equal a weekly amount of $0.02014 per share of common stock.  Dividends for the February 28 record date were paid on March 3, 2014; dividends for the March 7 through March 28 record dates were paid on March 31, 2014; dividends for the April 4 through April 25 record dates were paid on April 28, 2014; dividends for the May 2 through May 30 record dates were paid on June 2, 2014; dividends for the June 6 through June 27 record dates were paid on June 30, 2014; dividends for the July 7 through August 1 record dates were paid on August 4, 2014; dividends for the August 8 through August 29 record dates will be paid on or around September 2, 2014; and dividends for the September 5 through September 26 record dates will be paid on or around September 29, 2014.

On each of May 21, 2014 and July 7, 2014, the Company declared a special dividend to shareholders of $0.1125 per share with record dates of June 27, 2014 and September 26, 2014, respectively, and payment dates of June 30, 2014 and September 29, 2014, respectively.

Considering our base dividends paid to date, the current annualized yield on our $15.00 price is 7%, and including special dividends paid to date, the current annualized yield is 8.14%.

The table below shows the Company's performance before investment operations began (the first half of the fiscal year) and after investment operations commenced (the second half of the fiscal year):

	For the Six Months Ended		Year Ended
	December 31, 2013	June 30, 2014	June 30, 2014
Investment income
Interest income from investments	$—	$236,681	$236,681
Total investment income	—	236,681	236,681
Expenses
Amortization of offering costs	713,025	505,869	1,218,894
Other operating expenses	494,558	706,683	1,201,241
Total expenses	1,207,583	1,212,552	2,420,135
Expense support reimbursement	—	(1,250,711)	(1,250,711)
Net expenses	1,207,583	(38,159)	1,169,424
Net investment income (loss)	$(1,207,583)	$274,840	$(932,743)

Dividends paid	$—	$274,840	$274,840

2014 ANNUAL REPORT
PRIORITY SENIOR SECURED INCOME FUND, INC.                              5

Market Commentary
In this annual report, we collectively refer to "Senior Secured Loans" as senior secured loans made to companies whose debt is rated below investment grade or, in limited circumstances, unrated. The Senior Secured Loan and CLO markets continue to represent attractive areas for investments. There are a number of factors to support this view, including:

•	The most junior tranches of U.S. Cash Flow CLOs have delivered over 21% annual average yields since January 2003.[1]

•
Senior Secured Loan default rates continue to remain below the historical average in the United States, after adjusting for one very large anticipated corporate default by Energy Future Holdings ("EFH") in April 2014.  Calendar year 2013 ended with a default rate of 2.11%, which declined to 1.08% in June 2014 (excluding EFH; including EFH, the default rate stood at 4.41%).  The current default rate, excluding EFH, reflects a 1.75 year low. Even when including EFH, the current default rate is less than half the peak default rate of 12.1% in October 2009.[2] The portfolio of loans underlying the CLOs held by the Company currently consists of only 0.44% defaulted assets, substantially below market rate of defaults.  Default volume last year was concentrated among pre-2008 vintage loans to issuers whose business models did not bounce back from the recession of 2008 and 2009.  Yellow page directory companies Yell, SuperMedia, Dex Media and R.H. Donnelley, along with textbook publisher Cengage, represent two-thirds of the total defaults in calendar 2013.

•
We believe the continued moderate default environment provides a favorable backdrop to the historically strong cash flow performance of CLO income securities. While low current defaults are a positive indicator of credit performance, we are vigilant regarding market developments in terms of extensions of credit terms and structures. Credit quality has remained acceptable on a relative basis   Leverage is increasing, but generally not to the levels seen in the large leveraged buyouts of 2006-2007. S&P Leveraged Commentary & Data shows that the ratio of total debt-to-earnings before interest, taxes, depreciation and amortization ("EBITDA") for the most highly leveraged loans is currently more than 1.0x, but less than the peak levels of 2007.[3]  A combination of record low financing costs and cash flow growth across corporate issuers in recent years due to post recession belt-tightening has improved loan issuers’ ability to service debt as evidenced by the second highest cash flow coverage ratio in the second quarter of 2014 since the recession.[2]

•
Retail demand for loans in the U.S. has declined, and the outflow from retail loan mutual funds has helped stabilize supply and demand.  In particular, the retail loan mutual fund category has experienced an outflow of nearly $5.5 billion during the second quarter of 2014, having ended the quarter with eight consecutive weeks of outflows.[4] The outflow in the week ended July 2, 2014 marked the eleventh weekly withdrawal in the past 12 weeks, a stretch that put an end to a 95-week inflow streak, the first outflows since June 2012 and the largest monthly outflow since December 2011.  May and June 2014 primary new issue Single B loan spreads came at their highest levels in over a year.  Loan fund outflows in the third quarter of 2011 and the second quarter of 2014 both coincided with primary loan spread widening.  Further, market analysts report a mergers and acquisitions calendar backlog of new deals for the second half of 2014, which should continue to support attractive loan spreads on a relative basis.

•	The average yield-to-maturity on Senior Secured Loans increased from the lows in 2013 of 4.71% and 4.57% for primary and secondary loans to 5.00% and 4.84% as of June 30, 2014, respectively.[5]

•
Global CLO issuance remains strong.  On a year-to-date basis through June 27, 2014, new U.S. CLO issuance rose to over $60 billion across 112 deals.[6]  A number of CLO research analysts have recently revised their loan and CLO forecasts for 2014, with most commentators seeing 2014 new issuance reaching $100 billion. U.S. new CLO issuance totaled nearly $83 billion for 2013.[7]

•
We continue to focus our new investments on U.S. new issue CLOs where we have a significant opportunity to create custom loan portfolios which meet the Company’s strict quality criteria.  When forming new Senior Secured Loan pools in collaboration with our top quality roster of approved collateral managers, we continue to focus on the relatively more conservative loan portfolios available in the marketplace.

•
The regulatory environment for CLOs has been a major area of discussion among market participants since December 2013 when U.S. regulators released the final implementation guidelines for the Volcker Rule. As of April 2014, the Federal Reserve granted a two-year extension for banks to comply with Volcker’s restriction on bank ownership of certain types of CLO tranches.  The deadline is July 2017, but only CLOs in place as of the end of 2013 would be eligible for this extension.  This extension has not been widely viewed as the hoped for degree of relief for many

2014 ANNUAL REPORT
PRIORITY SENIOR SECURED INCOME FUND, INC.                              6

market participants, and, as such, AAA financing spreads have remained somewhat wide this year.  Commentators have noted the irony of market participants seeking relief from the Volcker Rule while simultaneously printing a record volume of new CLOs despite the regulatory overhang.  However, we did see some downward movement in AAA spreads to mid-140s in our latest new issue investments.

We believe that the Senior Secured Loan market is well supported by the recovering U.S. economy, solid corporate fundamentals, increased demand for yield in an ultra-low interest rate environment and the revival of the structured credit market. Senior Secured Loans, which are primarily floating rate, should also perform well in a rising interest rate environment relative to other fixed income asset classes that are primarily fixed rate loans.

Sincerely,

M. Grier Eliasek
Chief Executive Officer

This letter may contain certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the future performance of Priority Senior Secured Income Fund, Inc. Words such as
“believes,” “expects,” and “future” or similar expressions are intended to identify forward-looking statements. Any such statements, other than statements of historical fact, are highly likely to be affected by unknowable future events and conditions, including elements of the future that are or are not under the control of Priority Senior Secured Income Fund, Inc., and that
Priority Senior Secured Income Fund, Inc. may or may not have considered. Accordingly, such statements cannot be guarantees or assurances of any aspect of future performance. Actual developments and results may vary materially from any forward-looking statements. Such statements speak only as of the time when made. Priority Senior Secured Income Fund, Inc.
undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

_____________________________________

1Citigroup Global Markets Research. 2013 data includes revised index constituents per Citi.
2S&P Capital IQ LCD, Loan technicals weaken in July as supply swells, outflows persist, August 11, 2014.
3S&P Capital IQ LCD, LoanStats Weekly, July 10, 2014.
4S&P Capital IQ LCD, Fund Flows - Daily, July 9, 2014.
5S&P Capital IQ LCD, Leverage Lending Quarterly Review, 2Q14.
6S&P Capital IQ LCD, CLO roundup: June marks banner month for Europe, US CLO Issuance, June 30, 2014.
7S&P Capital IQ LCD, CLO roundup: Issuance continues with more price in Europe, U.S., July 14, 2014.

2014 ANNUAL REPORT
PRIORITY SENIOR SECURED INCOME FUND, INC.                              7

Portfolio Composition - At a Glance
Top Ten Holdings
As of June 30, 2014

Portfolio Company	Investment	Maturity	Fair Value	% of Net Assets
Symphony 2014-14A	Subordinated notes	7/14/2026	$746,550	11.0%
Apidos 2014-18A	Subordinated notes	7/22/2026	712,500	10.5%
Carlyle Global Market Strategies CLO 2011-1A	Subordinated notes	8/10/2021	709,273	10.4%
LCM XVI	Income notes	7/15/2026	513,439	7.6%
Cent CLO 2014-21A	Subordinated notes	7/27/2026	475,550	7.0%
Washington Mill 2014-1A	Subordinated notes	4/20/2026	382,000	5.6%
Halcyon Loan Advisers 2014-2A	Subordinated notes	4/28/2025	369,880	5.4%
West 2014-1A	Subordinated notes	7/18/2026	341,250	5.0%
Avenue CLO 2007-6A	Subordinated notes	7/17/2019	276,167	4.1%
Blue Mountain 2014-1A	Subordinated notes	4/30/2026	270,785	4.0%

Portfolio of Securities
Maturity of Portfolio Securities

2014 ANNUAL REPORT
PRIORITY SENIOR SECURED INCOME FUND, INC.                              8

Report of Independent Registered Public Accounting Firm

Board of Directors and Shareholders
Priority Senior Secured Income Fund, Inc.
New York, New York

We have audited the accompanying statement of assets and liabilities of Priority Senior Secured Income Fund, Inc. (the “Company”), including the schedule of investments, as of June 30, 2014, and the related statements of operations, changes in net assets and cash flows for the year then ended, the statements of changes in net assets for the period from July 19, 2012 (inception) to June 30, 2013, and the financial highlights for the period from January 6, 2014 (the date non-affiliate shareholders were admitted into the Company) to June 30, 2014. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Priority Senior Secured Income Fund, Inc. as of June 30, 2014, the results of its operations, changes in its net assets and its cash flows for the year then ended, the changes in its net assets for the period from July 19, 2012 (inception) to June 30, 2013, and the financial highlights for the period from January 6, 2014 (the date non-affiliate shareholders were admitted into the Company) to June 30, 2014, in conformity with accounting principles generally accepted in the United States of America.

/s/ BDO USA, LLP
New York, New York
August 27, 2014

Statement of Assets and Liabilities
June 30, 2014

Assets
Investments, at value (amortized cost: $7,948,287 )	$7,921,852
Cash	2,200,695
Due from Adviser (note 5)	1,250,711
Receivable for capital shares sold	850,756
Prepaid expenses	102,806
Total assets	12,326,820
Liabilities
Due to Adviser (note 5)	3,446,259
Due to Administrator (note 5)	575,223
Payable for investment securities purchased	1,278,750
Accrued expenses	239,544
Total liabilities	5,539,776
Net assets	$6,787,044

Components of net assets:
Common stock, $0.01 par value; 200,000,000 shares authorized;
707,142 shares issued and outstanding	$7,071
Paid-in capital in excess of par	7,075,078
Dividends in excess of net investment income	(268,670)
Net unrealized depreciation on investments	(26,435)
Net assets	$6,787,044

Net asset value per share	$9.60
See accompanying notes to financial statements.

2014 ANNUAL REPORT
PRIORITY SENIOR SECURED INCOME FUND, INC.                              10

Statement of Operations
Year Ended June 30, 2014

Investment income
Interest income from investments	$236,681
Total investment income	236,681
Expenses
Amortization of offering costs	1,218,894
Administrator fees	560,131
Base management fee	70,947
Valuation services	257,199
Audit and tax expense	151,725
Insurance expense	115,300
General and administrative	45,939
Total expenses	2,420,135
Expense support reimbursement	(1,250,711)
Net expenses	1,169,424
Net investment loss	(932,743)
Realized and unrealized gain (loss) from investments
Net unrealized depreciation on investments	(26,435)
Net unrealized loss from investments	(26,435)
Net decrease in net assets resulting from operations	$(959,178)
See accompanying notes to financial statements.

2014 ANNUAL REPORT
PRIORITY SENIOR SECURED INCOME FUND, INC.                              11

Statements of Changes in Net Assets

		Period from
		July 19, 2012
	Year Ended	(inception) to
	June 30, 2014	June 30, 2013
Increase (Decrease) in net assets resulting from operations:
Net investment loss	$(932,743)	$(498,132)
Net unrealized depreciation on investments	(26,435)	—
Net decrease in net assets resulting from operations	(959,178)	(498,132)
Dividends to shareholders:
Dividend from net investment income	(274,840)	—
Total dividends to shareholders	(274,840)	—
Capital transactions:
Proceeds from shares sold	9,408,676	246,565
Offering costs	(1,044,315)	(198,029)
Reinvestment of dividends	106,297	—
Net increase in net assets from capital transactions	8,470,658	48,536
Total increase (decrease) in net assets	7,236,640	(449,596)
Net assets (liabilities)
Beginning of year or period	(449,596)	—
End of year or period(a)	$6,787,044	$(449,596)

(a)Includes dividends in excess of net investment income and accumulated net investment loss, respectively, of:	$(268,670)	$(498,132)
See accompanying notes to financial statements.

2014 ANNUAL REPORT
PRIORITY SENIOR SECURED INCOME FUND, INC.                              12

Statement of Cash Flows
Year Ended June 30, 2014

Cash flows from operating activities:
Net decrease in net assets resulting from operations	$(959,178)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash used in operating activities:
Purchase of investments	(8,690,340)
Proceeds from sale of investment and collection of investment principal	868,493
Accretion of purchase discount, net	(126,440)
Net unrealized depreciation on investments	26,435
Amortization of deferred offering costs	1,278,465
(Increase) Decrease in operating assets:
Due from Adviser	(1,250,711)
Prepaid expenses	(3,932)
Increase (Decrease) in operating liabilities:
Due to Adviser	1,587,604
Due to Administrator	560,131
Payable for investment securities purchased	1,278,750
Accrued expenses	41,541
Net cash used in operating activities	(5,389,182)
Cash flows provided by financing activities:
Proceeds from shares sold	8,557,920
Offering costs	(1,044,315)
Dividends paid to shareholders	(168,543)
Net cash provided by financing activities	7,345,062
Net increase in cash	1,955,880
Cash, beginning of year	244,815
Cash, end of year	$2,200,695
Supplemental non-cash information
Reinvestment of shares issued in connection with distribution reinvestment plan	$106,297
See accompanying notes to financial statements.

2014 ANNUAL REPORT
PRIORITY SENIOR SECURED INCOME FUND, INC.                              13

Schedule of Investments
June 30, 2014

Portfolio Investments(1)	Industry	Investment	Estimated Yield(2)	Maturity	Principal Amount	Amortized Cost	Fair Value(3)	% of Net Assets
Collateralized Loan Obligation - Equity Class (Cayman Islands)
Apidos 2005-2X	Structured Finance	Subordinated notes	12.63%	12/21/2018	$820,000	$39,629	$35,960	0.5%
Apidos 2014-18A	Structured Finance	Subordinated notes	14.62%	7/22/2026	750,000	712,500	712,500	10.5%
Avenue CLO 2007-6A	Structured Finance	Subordinated notes	17.86%	7/17/2019	556,629	242,460	276,167	4.1%
Blue Mountain 2014-1A	Structured Finance	Subordinated notes	14.83%	4/30/2026	250,000	248,320	270,785	4.0%
Carlyle Global Market Strategies CLO 2011-1A	Structured Finance	Subordinated notes	9.67%	8/10/2021	713,706	759,386	709,273	10.4%
Cent CLO 2014-21A(4)	Structured Finance	Subordinated notes	15.47%	7/27/2026	500,000	480,107	475,550	7.0%
CIFC Funding 2006-II	Structured Finance	Preferred shares	13.59%	3/1/2021	406,629	195,124	203,008	3.0%
CIFC Funding 2013-II	Structured Finance	Subordinated notes	12.06%	4/21/2025	250,000	264,988	262,220	3.9%
CIFC Funding 2014-1A	Structured Finance	Income notes	11.58%	4/18/2025	250,000	241,243	235,106	3.5%
COV 2014-1A	Structured Finance	Subordinated notes	12.94%	7/20/2026	274,390	225,000	225,000	3.3%
CSAM Madison Park Funding 2014-13A	Structured Finance	Subordinated notes	11.40%	1/19/2025	250,000	246,749	238,151	3.5%
Flagship 2006-1A	Structured Finance	Subordinated securities	6.18%	9/20/2019	150,000	48,439	40,824	0.6%
Galaxy 2014-17A(4)	Structured Finance	Subordinated notes	14.79%	7/15/2026	250,000	230,615	229,225	3.4%
Halcyon Loan Investors 2006-1A	Structured Finance	Income notes	9.16%	11/20/2020	504,000	269,120	242,797	3.6%
Halcyon Loan Advisers 2014-2A(4)	Structured Finance	Subordinated notes	16.06%	4/28/2025	400,000	381,847	369,880	5.4%
ING Investment Management CLO I	Structured Finance	Preference shares	12.45%	12/1/2017	351,000	264,757	265,103	3.9%
ING Investment Management CLO 2014-I(4)	Structured Finance	Subordinated notes	14.49%	4/18/2026	250,000	261,140	254,375	3.7%
LCM XV	Structured Finance	Income notes	12.54%	8/25/2024	250,000	236,929	238,104	3.5%
LCM XVI	Structured Finance	Income notes	14.98%	7/15/2026	500,000	462,065	513,439	7.6%
MC Funding 2006-1	Structured Finance	Preferred shares	6.35%	12/20/2020	387,965	204,022	169,382	2.5%
Ocean Trails CLO II 2007-2X	Structured Finance	Subordinated notes	16.65%	6/27/2022	367,064	218,844	241,362	3.6%
Regatta IV Funding	Structured Finance	Subordinated notes	13.73%	7/25/2026	250,000	232,175	243,841	3.6%
Symphony 2014-14A(4)	Structured Finance	Subordinated notes	14.03%	7/14/2026	750,000	759,260	746,550	11.0%
Washington Mill 2014-1A(4)	Structured Finance	Subordinated notes	17.43%	4/20/2026	400,000	382,318	382,000	5.6%
West 2014-1A	Structured Finance	Subordinated notes	12.37%	7/18/2026	375,000	341,250	341,250	5.0%
Total Collateralized Loan Obligation - Equity Class						7,948,287	7,921,852	116.7%
Total Investments						$7,948,287	7,921,852
Liabilities in excess of other assets							(1,134,808)	(16.7)%
Net Assets							$6,787,044	100.0%

(1) The Company does not "control" and is not an "affiliate" of any of the portfolio investments, each term as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). In general, under the 1940 Act, the Company would be presumed to "control" a portfolio company if the Company owned 25% or more of its voting securities and would be an "affiliate" of a portfolio company if the Company owned 5% or more of its voting securities.

(2) The CLO subordinated notes/securities, income notes and preference/preferred shares are considered equity positions in the CLOs. Equity investments are entitled to distributions, which are generally equal to the remaining cash flow of the payments made by the underlying loans less contractual payments to debt holders and expenses. The estimated yield indicated is based upon the current projection (as of June 30, 2014) of the amount and timing of these distributions and the estimated amount of repayment of the investment. Such projections are periodically reviewed and adjusted, and the estimated yield may not ultimately be realized.

(3) Fair value is determined in good faith by the board of directors of the Company.
(4) Co-investment with another fund managed by an affiliate of the Adviser.

See accompanying notes to financial statements.

2014 ANNUAL REPORT
PRIORITY SENIOR SECURED INCOME FUND, INC.                              14

Notes to Financial Statements
June 30, 2014

Note 1. Principal Business and Organization
Priority Senior Secured Income Fund, Inc. (the “Company,” "our," or "we") was incorporated under the general corporation laws of the State of Maryland on July 19, 2012 as an externally managed, non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and commenced operations on May 9, 2013. In addition, the Company intends to elect to be treated for tax purposes as a regulated investment company, or “RIC,” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Company’s investment objective is to generate current income, and as a secondary objective, long-term capital appreciation. We expect to seek to achieve our investment objective by investing, under normal circumstances, in senior secured loans made to companies whose debt is rated below investment grade or, in limited circumstances, unrated, which we collectively refer to as “Senior Secured Loans,” with an emphasis on current income. Our investments may take the form of the purchase of Senior Secured Loans (either in the primary or secondary markets) or through investments in the equity and junior debt tranches of collateralized loan obligation (“CLO”) vehicles that in turn own pools of Senior Secured Loans. The Company intends to invest in both the primary and secondary markets.

The Company is managed by Priority Senior Secured Income Management, LLC (the “Adviser”), which is registered as an investment adviser under the Investment Advisers Act of 1940, as amended.

The Company is offering up to 100,000,000 shares of its common stock, on a best efforts basis, at an initial offering price of $15.00 per share and expects the share offering period to last for up to 36 months from the date of the commencement of the offering (May 9, 2013). On January 6, 2014, the Company satisfied its minimum offering requirement by raising over $2.5 million from selling shares to persons not affiliated with the Company or the Adviser (the "Minimum Offering Requirement"), and as a result, broke escrow and commenced making investments.

Note 2. Summary of Significant Accounting Policies
Basis of Presentation: The accompanying financial statements have been prepared in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

Use of Estimates: The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income, expenses and gains (losses) during the reporting period. Actual results could differ from those estimates and those differences could be material.

Cash: The Company considers all highly liquid investments, with original maturities of 90 days or less when purchased, as cash equivalents.

Investment Valuation: The Company follows guidance under U.S. GAAP, which classifies the inputs used to measure fair values into the following hierarchy:

Level 1. Unadjusted quoted prices in active markets for identical assets or liabilities that the Company has the ability to access at the measurement date.

Level 2. Quoted prices for similar assets or liabilities in active markets, or quoted prices for identical or similar assets or liabilities on an inactive market, or other observable inputs other than quoted prices.

Level 3. Unobservable inputs for the asset or liability.

In all cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each investment.

2014 ANNUAL REPORT
PRIORITY SENIOR SECURED INCOME FUND, INC.                              15

Investments for which market quotations are readily available are valued at such market quotations and are classified in level 1 of the fair value hierarchy.

U.S. government securities for which market quotations are available are valued at a price provided by an independent pricing agent or primary dealer. The pricing agent or primary dealer provides these prices usually after evaluating inputs including yield curves, credit rating, yield spreads, default rates, cash flows, broker quotes and reported trades. U.S.
government securities are categorized in level 2 of the fair value hierarchy.

With respect to investments for which market quotations are not readily available, or when such market quotations are deemed not to represent fair value, the board of directors (the "Board") has approved a multi-step valuation process for each quarter, as described below, and such investments are classified in level 3 of the fair value hierarchy:

(1) the quarterly valuation process begins with each investment initially valued by the investment professionals of the Adviser using a cash flow model specifically developed for CLO investments by a reliable third-party vendor. The cash flow model relies on the actual performance of the asset pool and the cash flows used in the initial investment model, and in the event of a material change, adjusting the cash flows of the investment based on the revised output of the cash flow model. The anticipated performance of the CLO investments are subject to assumptions utilized in the cash flow model. The assumptions are determined by the Adviser and corroborated by an independent firm engaged by the Board;

(2) preliminary valuation conclusions are then documented and discussed with senior management of the Adviser resulting in a recommendation of value to the audit committee of the Board (the "Audit Committee");

(3) the Audit Committee reviews the preliminary valuation conclusions of the Adviser and, as circumstances require, an independent valuation firm engaged by the Board conduct independent valuations and make their own independent assessments. The independent valuation firm and the Adviser are queried, as necessary, to supplement the valuation conclusions to reflect any comments provided by the Audit Committee; and

(4) the Board discusses valuations and determines the fair value of each investment in the portfolio, in good faith, based on the input of the Adviser, the independent valuation firm and the Audit Committee.

The types of factors that are taken into account in fair value determination include, as relevant, market changes in expected returns for similar investments, performance improvement or deterioration, the nature and realizable value of any collateral, the issuer's ability to make payments and its earnings and cash flows, the markets in which the issuer does business, comparisons to traded securities, and other relevant factors.

Securities Transactions: Securities transactions are recorded on trade date.

Revenue Recognition: Interest income from investments in the "equity" positions of CLO funds (typically income notes or subordinated notes) is recorded based on an estimation of an effective yield to expected maturity utilizing assumed future cash flows. The Company monitors the expected cash inflows from CLO equity investments, including the expected residual payments, and the estimated effective yield is determined and updated periodically, as needed.

Realized gains or losses on investments are calculated by using the specific identification method.

Offering Expenses: Offering costs prior to the commencement of operations were capitalized on the Company’s statement of assets and liabilities as deferred charges until operations began. Thereafter, they were amortized as an expense over twelve month period ended May 9, 2014 on a straight-line basis. The Company charged all offering costs incurred after the commencement of operations against paid-in capital in excess of par value on the statement of assets and liabilities.

Dividends and Distributions: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations, are recorded on the record date. The amount to be paid out as a dividend or distribution is approved by the Board. Net realized capital gains, if any, are generally distributed or deemed distributed at least annually.

Income Taxes: The Company intends to elect to be treated as a RIC for tax purposes under the Code. To qualify for RIC tax treatment, the Company is required to, among other things, meet certain source-of-income and quarterly asset diversification requirements. The Company must also annually distribute at least 90% of its investment company taxable income, as defined in the Code. It is the policy of the Company to qualify, and continue qualifying, as a RIC, if such qualification is in the best

2014 ANNUAL REPORT
PRIORITY SENIOR SECURED INCOME FUND, INC.                              16

interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

Management has analyzed the Company's tax positions taken on income tax returns for all open tax years and has concluded that as of June 30, 2014, no provision for income tax is required in the Company's financial statements. All federal and state income tax returns for each tax year in the two-year period ended June 30, 2014 remain subject to examination by the Internal Revenue Service and state departments of revenue.

Recent Accounting Pronouncements
In June 2013, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update 2013-08, Financial Services - Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements ("ASU 2013-08"). The update amends the criteria that define an investment company and clarifies the measurement guidance and requires additional new disclosures for investment companies. Under ASU 2013-08, an entity regulated under the 1940 Act will be automatically deemed an investment company under the new definition. The Company anticipates no impact from the adoption of ASU 2013-08 on its financial statements and is currently assessing the additional disclosure requirements. ASU 2013-08 is effective for interim and annual reporting periods beginning after December 15, 2013.

In May 2014, the FASB issued Accounting Standards Update 2014-09, Revenue from Contracts with Customers ("ASU 2014-09"), which supersedes nearly all existing revenue recognition guidance under U.S. GAAP. The new standard clarifies the principles for recognizing revenue and develops a common revenue standard for U.S. GAAP and International Financial Reporting Standards. ASU 2014-09 is effective for interim and annual reporting periods beginning after December 15, 2016. The Company is currently evaluating the effect the adoption of ASU 2014-09 may have on the financial statements and disclosures.

Note 3. Portfolio Investments
The following table summarizes the inputs used to value the Company's investments measured at fair value as of June 30, 2014.

	Quoted Prices in		Significant
	Active Markets for	Significant Other	Unobservable
	Identical Securities	Observable Inputs	Inputs
	(Level 1)	(Level 2)	(Level 3)	Total
Assets
Collateralized Loan Obligations - Equity Class	$—	$—	$7,921,852	$7,921,852

The following is a reconciliation of investments for which level 3 inputs were used in determining fair value.

Collateralized Loan Obligation - Equity Class
Balance at June 30, 2013	$—
Realized gain (loss)	—
Net unrealized depreciation	(26,435)
Purchases of portfolio investments	8,440,361
Sales and repayments of portfolio investments	(618,514)
Accretion of purchase discount, net	126,440
Transfers into level 3(1)	—
Transfers out of level 3(1)	—
Balance at June 30, 2014	$7,921,852

Net unrealized depreciation attributable to level 3 investments still held at the end of the year	$(26,435)
(1)Transfers are assumed to have occurred at the beginning of the year. There were no transfers between level 1 and level 2 during the year.

The following table provides quantitative information about significant unobservable inputs used in the fair value

2014 ANNUAL REPORT
PRIORITY SENIOR SECURED INCOME FUND, INC.                              17

measurement of level 3 investments as of June 30, 2014.

			Unobservable Input
Asset Category	Fair Value	Primary Valuation Technique	Input	Range	Weighted Average
Collateral Loan Obligations - Equity Class	$7,921,852	Discounted Cash Flow	Discount Rate	13.00% - 17.46%	13.87%

In determining the fair value for investments in CLOs, a mark-to-model approach using a third-party cash flow model or an independent valuation firm using a discounted cash flow model was taken. For each CLO security, the most appropriate valuation approach was chosen from alternative approaches to ensure the most accurate valuation for such security.
The mark-to-model contains the CLO structure as well as current asset and liability characteristics based upon information derived from data sources such as the CLOs' trustee reports and indentures. Key model inputs include reinvestment asset spread, expected prepayment rate, default rate and recovery rate for the underlying collateral held in the CLOs. These inputs are derived by reference to a variety of market sources and historical performance metrics. A discount rate is applied to the expected future cash flows from the CLOs derived from the third-party cash flow model, which reflects the perceived level of risk that would be used by another market participant in determining fair value. An analysis of the observable risk premium data as well as the structural strength and credit quality of the CLOs is undertaken in determining the discount rate.

The fair value calculations for the CLOs are sensitive to the key model inputs, including amongst other things, default and recovery rates. The default rate, recovery rate and other assumptions are determined by reference to a variety of observable market sources and applied according to the quality and asset class mix of the underlying collateral and the historical track record of each particular collateral manager. The model assumptions are reviewed on a regular basis and adjusted as appropriate to factor in historic, current and potential market developments.

The significant unobservable input used to value the CLOs is the discount rate applied to the estimated future cash flows expected to be received from the underlying investment, which includes both future principal and interest payments. Included in the consideration and selection of the discount rate are the following factors: risk of default, comparable investments, and call provisions. An increase in the discount rate applied to projected cash flows, where all other inputs remain constant, would result in a decrease in the fair value measurement and vice versa.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Company's investments may fluctuate from period to period. Additionally, the fair value of the
Company's investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values that the Company may ultimately realize. Further, such investments are generally subject to legal and other restrictions on resale or otherwise are less liquid than publicly traded securities. If the
Company were required to liquidate a portfolio investment in a forced or liquidation sale, the Company could realize significantly less than the value at which the Company has recorded it. In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the unrealized gains or losses reflected in the valuations currently assigned.

Note 4. Capital
The Company offers three classes of shares: Class R shares, Class RIA shares and Class I shares. Class R shares are available to the general public. Class RIA shares are only available to accounts managed by registered investment advisers. Class I shares are available for purchase only through (1) fee-based programs, also known as wrap accounts, of investment dealers, (2) participating broker-dealers that have alternative fee arrangements with their clients, (3) certain registered investment advisers or (4) bank trust departments or any other organization or person authorized to act in a fiduciary capacity for its clients or customers. These classes of shares differ only with respect to the sales load purchasers in the offering must pay, as follows:

•For Class R Shares, purchasers pay selling commissions of up to 6.0% and dealer manager fees of 2.0%;
•For Class RIA Shares, purchasers pay dealer manager fees of 2.0%, but no selling commissions; and
•For Class I Shares, purchasers pay no selling commissions or dealer manager fees.

The Company’s authorized stock consists of 200,000,000 shares of stock, par value $0.01 per share, all of which are initially designated as common stock comprising 180,000,000 of Class R shares, 10,000,000 of Class RIA shares and 10,000,000 of Class I shares. Each class of shares has identical voting and distributions rights, and bear its own pro rata portion of the Company's expenses and have the same net asset value.

The Company entered into two stock purchase agreements with the Adviser. On October 10, 2012 and February 6, 2013, the Adviser contributed cash consideration of $100,000 and $146,565 to purchase 11,111 and 6,754 shares of Class I common

2014 ANNUAL REPORT
PRIORITY SENIOR SECURED INCOME FUND, INC.                              18

shares at $9.00 and $21.70 per share, respectively.

Transactions in shares of common stock were as follows during the year ended June 30, 2014 and period from July 12, 2012 (inception) to June 30, 2013:

	Class R Shares		Class I Shares
	Shares	Amount	Shares	Amount
Period ended June 30, 2013:
Shares sold	—	$—	17,865	$246,565
Shares issued from reinvestment of distributions	—	—	—	—
Shares reacquired	—	—	—	—
Net increase from capital transactions	—	$—	17,865	$246,565

Year ended June 30, 2014:
Shares sold	643,685	$8,883,076	38,087	$525,600
Shares issued from reinvestment of distributions	6,930	98,763	575	7,534
Shares reacquired	—	—	—	—
Net increase from capital transactions	650,615	$8,981,839	38,662	$533,134

Balance at June 30, 2014	650,615		56,527

Beginning with the first calendar quarter following the one-year anniversary of the date that the Company meets the Minimum Offering Requirement, and on a quarterly basis thereafter, the Company may offer to repurchase shares. The Company will not be required to repurchase shares and will only do so on such terms as may be determined by the Board.

Note 5. Transactions with Affiliates
On May 9, 2013, the Company entered into an investment advisory agreement (the “Investment Advisory Agreement”)
with the Adviser. The Adviser is 50% owned by Prospect Capital Management LLC and 50% by Behringer Harvard Holdings, LLC (“BHH”). The Adviser manages the day-to-day operations of, and provide investment advisory services to, the Company. For providing these services, the Adviser is paid a base management fee and an incentive fee. The base management fee, payable quarterly in arrears, is calculated at an annual rate of 2.0% based on the average of the total assets as of the end of the two most recently completed calendar quarters. The base management fee also includes routine non-compensation overhead expenses of the Adviser in an amount up to 0.0625% per quarter (0.25% annualized) of the Company's average total assets. The incentive fee is calculated and payable quarterly in arrears based on the Company’s pre-incentive fee net investment income for the immediately preceding quarter. For this purpose, pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees, such as commitment, origination, structuring, diligence and consulting fees or other fees received) accrued during the calendar quarter, minus operating expenses for the quarter (including the base management fee, expenses reimbursed under the Investment Advisory Agreement, the administration agreement and the investor services agreement, any interest expense and dividends paid on any issued and outstanding preferred shares, but excluding the organization and offering expenses and incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with payment-in-kind interest and zero coupon securities), accrued income that we have not yet received in cash. Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. Pre-incentive fee net investment income, expressed as a rate of return on the value of the Company’s net assets at the end of the immediately preceding calendar quarter, is compared to the preferred return rate of 1.5% per quarter (6.0% annualized). The Company pays the Adviser an incentive fee with respect to its pre-incentive fee net investment income in each calendar quarter as follows: (1) no incentive fee in any calendar quarter in which the pre-incentive fee net investment income does not exceed the preferred return rate; (2) 100% of the pre-incentive fee net investment income, if any, that exceeds the preferred return rate but is less than 1.875% in any calendar quarter (7.5% annualized); and (3) 20.0% of the pre-incentive fee net investment income, if any, that exceeds 1.875% in any calendar quarter. These calculations are appropriately pro-rated for any period of less than three months. For the year ended June 30, 2014, the base management fee was approximately $71,000, which started to accrue after non-affiliate shareholders were admitted into the Company.

2014 ANNUAL REPORT
PRIORITY SENIOR SECURED INCOME FUND, INC.                              19

On February 10, 2014, the Company entered into an Expense Support and Conditional Reimbursement Agreement (the “Expense Support Agreement”) with the Adviser, whereby the Adviser has agreed to reimburse the Company for operating expenses in an amount equal to the difference between distributions paid to the Company’s shareholders in each month less the sum of the Company’s net investment income, the net realized capital gains/losses, the unrealized losses and dividends paid to the Company from its portfolio investments during such period (“Expense Support Reimbursement”). To the extent that no dividends or other distributions are paid to the Company’s shareholders in any given month, then the Expense Support Reimbursement for such month is equal to such amount necessary in order for available operating funds for the month to equal zero. Available operating funds is the sum of (i) the Company's net investment income (minus any reimbursement payments payable to the Adviser), (ii) the Company's net realized capital gains/losses plus unrealized losses and (iii) dividends and other distributions paid to the Company on account of its portfolio investments. The terms of the Expense Support Agreement commenced with the calendar quarter ended March 31, 2014 and continues monthly thereafter until May 9, 2016, unless extended mutually by the Company and the Adviser. Any payments required to be made by the Adviser under the Expense Support Agreement for any month shall be paid by the Adviser to the Company in any combination of cash or other immediately available funds, and/or offsets against amounts otherwise due from the Company to the Adviser, no later than the earlier of (i) the date on which the Company closes the books for such month and (ii) thirty days after the end of such month. Pursuant to the Expense Support Agreement, the Company has a conditional obligation to reimburse the Adviser for any amounts funded by the Adviser under the Expense Support Agreement if (and only to the extent that), during any fiscal quarter occurring within three years of the date on which the Adviser incurred a liability for such amount, the sum of the Company’s net investment income, net capital gains/losses, unrealized losses and dividends and other distributions paid to the Company on account of the Company’s portfolio investments exceeds the distributions paid by the Company to shareholders. The purpose of the Expense Support Agreement is to avoid such distributions from the Company being characterized as returns of capital for U.S. GAAP purposes and to reduce operating expenses until the Company has raised sufficient capital to be able to absorb such expenses. For the year ended June 30, 2014, the Company recorded Expense Support Reimbursement of approximately $1,251,000 on the statement of assets and liabilities and statement of operations. The following table provides information regarding liabilities incurred by the Adviser pursuant to the Expense Support Agreement for the year ended June 30, 2014:

	Expense Support	Expense Support
	Payments	Payments	Unreimbursed	Eligible to be
	Due from	Reimbursed to	Support	Repaid
Year Ended	Adviser	Adviser	Payments	Through
June 30, 2014	$1,250,711	$—	$1,250,711	June 30, 2017

On February 10, 2014, the Company received an exemptive order from the Securities and Exchange Commission (the "Order") that allows the Company to negotiate terms other than price and quantity for co-investment transactions with other funds managed by the Adviser or certain affiliates of the Adviser. In certain situations where co-investment with one or more funds managed by the Adviser or its affiliates is not covered by the Order, such as when there is an opportunity to invest in different securities of the same issuer, the personnel of the Adviser or its affiliates will decide which fund will proceed with the investment. Such personnel will make these determinations based on policies and procedures, which are designed to reasonably ensure that investment opportunities are allocated fairly and equitably among affiliated funds over time and in a manner that is consistent with applicable laws, rules and regulations. Moreover, except in certain circumstances, when relying on the Order, the Company will be unable to invest in any issuer in which one or more funds managed by the Adviser or its affiliates has previously invested.

Additionally, on May 9, 2013, the Company entered into an administration agreement (the “Administration Agreement”) with Prospect Administration LLC (the “Administrator”), an affiliate of the Adviser. The Administrator performs, oversees and arranges for the performance of administrative services necessary for the operation of the Company. These services include, but are not limited to, accounting, finance and legal services. For providing these services, facilities and personnel, the Company reimburses the Administrator for the Company’s actual and allocable portion of expenses and overhead incurred by the Administrator in performing its obligations under the Administration Agreement. For the year ended June 30, 2014, the administrative service fee was approximately $560,000.

The Company also entered into an investor services agreement (the “Investor Services Agreement”) under which the
Company reimburses a subsidiary of BHH for providing investor relations support and related back-office services with respect to the Company’s investors. For the year ended June 30, 2014, the investor services fee was $50,000.

The Adviser, on behalf of the Company, paid organization and offering costs of approximately $202,000 and $2,617,000, respectively, through June 30, 2014. Offering expenses consist of costs incurred by the Company for the registration, marketing and distribution of the Company’s shares. These expenses include, but are not limited to, expenses for legal, accounting, printing and marketing, and include salaries and direct expenses of the Adviser’s employees, employees of its affiliates and

2014 ANNUAL REPORT
PRIORITY SENIOR SECURED INCOME FUND, INC.                              20

others for providing these services. Organization and offering costs attributable to the salaries and direct expenses of such employees for providing primarily legal and marketing services were approximately $113,000 and $892,000, respectively, through June 30, 2014. In addition, the Adviser, on behalf of the Company, paid operating expenses of approximately $556,000 through June 30, 2014.

Upon achieving the Minimum Offering Requirement, the Adviser is entitled to receive up to 5.0% of the gross proceeds from the offering as reimbursement for organizational and offering expenses that it has funded, until all of the organizational and offering costs listed above and any future offering expenses paid by the Adviser have been recovered. On January 8, 2014, the Adviser agreed to reduce such reimbursement and accept a maximum of 2% of the gross proceeds of the offering of the Company's securities until all of the organizational and offering expenses incurred and/or paid by the Adviser have been recovered.

Behringer Securities, LP (the “Dealer Manager”), an indirect wholly-owned subsidiary of BHH, acts as dealer manager for the offering and manages a group of participating broker-dealers, including other unaffiliated broker-dealers who enter into participating broker-dealer agreements with the Dealer Manager. The Dealer Manager is expected to re-allow the full amount of selling commissions to participating broker-dealers and may re-allow up to 1.15% of the dealer manager fee to participating broker-dealers for reimbursement of marketing expenses. For the year ended June 30, 2014, the Dealer Manager received a fee of approximately $147,000.

Certain officers and directors of the Company are also officers and directors of the Adviser. There were no fees paid to the independent directors of the Company as the Company did not exceed the minimum net asset value required to receive a fee for the year ended June 30, 2014. The officers do not receive any direct compensation from the Company.

Note 6. Dividends and Distributions
Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which differ from U.S. GAAP.

During the year ended June 30, 2014, the Board declared a series of dividends through September 2014. Shareholders of record as of each respective record date are or will be entitled to receive the dividend. The following table reflects the dividends per share that the Company declared or paid to its shareholders.

		Total
Record Date	Payment Date	Amount per Share(a)
February 21, 2014	February 24, 2014	$0.13521
February 28, 2014	March 3, 2014	0.02014
March 7, 14, 21 and 28, 2014	March 31, 2014	0.08056
April 4, 11, 18 and 25, 2014	April 28, 2014	0.08056
May 2, 9, 16, 23 and 30, 2014	June 2, 2014	0.10070
June 6, 13, 20 and 27, 2014	June 30, 2014	0.08056
June 27, 2014	June 30, 2014	0.11250
July 7, 11, 18 and 25, 2014	August 4, 2014	0.08056
August 1, 8, 15, 22 and 29, 2014	September 2, 2014	0.10070
September 5, 12,19 and 26, 2014	September 29, 2014	0.08056

(a) Total amount per share represents total dividend rate for the record dates indicated.

The Company may fund its distributions to shareholders from any sources of funds available, including offering proceeds, borrowings, net investment income from operations, capital gains proceeds from the sale of assets, non-capital gains proceeds from the sale of assets and expense reimbursements from the Adviser.

The Company has adopted an "opt in" distribution reinvestment plan pursuant to which shareholders may elect to have the full amount of distributions reinvested in additional shares. Shareholders will receive distributions in cash unless specifically "opting in" to the distribution reinvestment plan to have cash distributions reinvested in additional shares of the Company. Reinvested distributions will purchase shares at a price equal to 95% of the price that shares are sold in the offering at the

2014 ANNUAL REPORT
PRIORITY SENIOR SECURED INCOME FUND, INC.                              21

closing immediately following the distribution payment date.

Note 7. Income Taxes
Distributions to shareholders are determined in accordance with U.S. federal income tax regulations, which may differ from amounts determined in accordance with U.S. GAAP. These book-to-tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are reclassified among the Company's net assets components. During the year ended June 30, 2014, as a result of permanent differences primarily due to non-deductible offering costs, the Company decreased dividends in excess of net investment income and decreased paid-in capital in excess of par by approximately $1,437,000.

At June 30, 2014, the components of accumulated losses on a tax basis were as follows(1):

Undistributed ordinary income	$87,454
Other book-to-tax differences(a)	(264,555)
Net unrealized appreciation/(depreciation)	(118,004)
Total accumulated gain/(loss)	$(295,105)

(a)Other book-to-tax differences related primarily to the timing of the deductibility of organizational/start-up costs.

(1)Tax balances are estimates and are not final until the Company files its tax return.

The tax character of dividends for the year ended June 30, 2014 was as follows:

	2014
Ordinary income	$274,840	100.0%
Capital gains	—	—%
Total distributions	$274,840	100.0%

There were no distributions for the period ended June 30, 2013.

The tax cost of the Company's portfolio investments as of June 30, 2014 was as follows:

			Net Unrealized
	Unrealized	Unrealized	Appreciation/
Tax Cost	Appreciation	(Depreciation)	(Depreciation)
$8,039,856	$—	$(118,004)	$(118,004)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) relate primarily to the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

Note 8. Concentration of Credit Risk
Cash held at financial institutions, at times, may exceed the amount insured by the Federal Deposit Insurance Corporation. The Company's portfolio may be concentrated in a limited number of investments in CLO vehicles, which is subject to a risk of loss if that sector experiences a market downturn. The Company is subject to credit risk in the normal course of pursuing its investment objectives. The Company's maximum risk of loss from credit risk for portfolio investments is the inability of the CLO collateral managers to return up to the cost value due to loan defaults occurring in the underlying CLOs.

Note 9. Financial Highlights
The following is a schedule of financial highlights for the period from January 6, 2014 (the date non-affiliate shareholders were admitted into the Company) to June 30, 2014. The Company has omitted the financial highlights for the periods from July 1, 2013 to January 5, 2014 and July 19, 2012 (inception) to June 30, 2013 since the Company had not commenced investment operations. Although the Company offers three classes of shares, the difference is only with respect to the sales load purchasers in the offering must pay. Each class of shares has identical voting and distributions rights, and bears its own pro rata portion of the Company's expenses and has the same net asset value. As such, the schedule of financial highlights is presented for the Company as a whole.

Period Ended
June 30, 2014(a)
Per share data:
Net asset value, beginning of period	$13.80
Net investment income(b)	0.66
Net unrealized loss(b)	(0.06)
Net decrease in net assets resulting from operations	0.60
Dividends to shareholders from net investment income(d)	(0.61)
Offering costs(b)	(1.36)
Other(c)	(2.83)
Net asset value, end of period	$9.60

Total return, based on NAV(e)	(27.15)%
Supplemental Data:
Net assets, end of period	$6,787,044
Ratio to average net assets:
Expenses without reimbursements(f)	79.50%
Reimbursements in excess of expenses(f)	(2.50)%
Net investment income(f)	18.02%

Portfolio turnover	6%

(a)Represents the period from January 6, 2014 (the date non-affiliate shareholders were admitted into the Company) to June 30, 2014.
(b)Calculated based on average shares outstanding.
(c)The amount shown represents the balancing figure derived from the other figures in the schedule, and is attributable to the effects from the timing of sales of the Company’s shares during the year .

(d)The per share data for dividends is the actual amount of dividends paid or payable per share of common stock outstanding during the period. Dividends per share are rounded to the nearest $0.01.
(e)Total return, which is not annualized, is based upon the change in net asset value per share between the opening and ending net asset values per share during the period and assumes that dividends are reinvested in accordance with the Company's dividend reinvestment plan. The computation does not the reflect sales load for Class R shares. Total return based on market value is not presented since the Company's shares are not publicly traded.

(f)Annualized for periods less than one year.

Note 10. Subsequent Events
On July 7, 2014, the Board declared a special dividend to shareholders in the amount of $0.1125 per share to be paid on September 29, 2014 to shareholders of record as of September 26, 2014.

The management of the Company has evaluated events and transactions through the date the financial statements were issued, and has determined that other than the above disclosure there are no material events that would require adjustment to or disclosure in the Company's financial statements.

2014 ANNUAL REPORT
PRIORITY SENIOR SECURED INCOME FUND, INC.                              22

DISTRIBUTION REINVESTMENT PLAN (unaudited)
Subject to our Board of Directors' discretion and applicable legal restrictions, we intend to authorize and declare ordinary cash distributions on a quarterly basis and pay such distributions on a monthly basis. We have adopted an "opt in" distribution reinvestment plan pursuant to which you may elect to have the full amount of your cash distributions reinvested in additional shares. Any distributions of our shares pursuant to our distribution reinvestment plan are dependent on the continued registration of our securities or the availability of an exemption from registration in the recipient's home state. Participants in our distribution reinvestment plan are free to elect or revoke reinstatement in the distribution plan within a reasonable time as specified in the plan. If you do not elect to participate in the plan you will automatically receive any distributions we declare in cash. For example, if our Board of Directors authorizes, and we declare, a cash distribution, then if you have "opted in" to our distribution reinvestment plan, you will have your cash distributions reinvested in additional shares, rather than receiving cash distributions. During this offering, we generally intend to coordinate distribution payment dates so that the same price that is used for the closing date immediately following such distribution payment date will be used to calculate the purchase price for purchasers under the distribution reinvestment plan. In such case, your reinvested distributions will purchase shares at a price equal to 95% of the price that shares are sold in the offering at the closing immediately following the distribution payment date. Shares issued pursuant to our distribution reinvestment plan will have the same voting rights as shares offered pursuant to the prospectus.

If you wish to receive your distribution in cash, no action will be required on your part to do so. If you are a registered stockholder, you may elect to have your entire distribution reinvested in shares by notifying DST Systems, Inc., the reinvestment agent, and our transfer agent and registrar, in writing so that such notice is received by the reinvestment agent no later than the record date for distributions to stockholders. If you elect to reinvest your distributions in additional shares, the reinvestment agent will set up an account for shares you acquire through the plan and will hold such shares in non-certificated form. If your shares are held by a broker or other financial intermediary, you may "opt in" to our distribution reinvestment plan by notifying your broker or other financial intermediary of your election.

We intend to use newly issued shares to implement the plan and determine the number of shares we will issue to you as follows:

To the extent our shares are not listed on a national stock exchange or quoted on an over-the-counter market or a national market system (collectively, an "Exchange"):

• during any period when we are making a "best-efforts" public offering of our shares, the number of shares to be issued to you shall be determined by dividing the total dollar amount of the distribution payable to you by a price equal to 95% of the price that the shares are sold in the offering at the closing immediately following the distribution payment date; and

• during any period when we are not making a "best-efforts" offering of our shares, the number of shares to be issued to you shall be determined by dividing the total dollar amount of the distribution payable to you by a price equal to the net asset value as determined by our Board of Directors.

To the extent our shares are listed on an Exchange, the number of shares to be issued to you shall be determined by dividing the total dollar amount of the distribution payable to you by the market price per share of our shares at the close of regular trading on such Exchange on the valuation date fixed by our Board of Directors for such distribution.

There will be no selling commissions, dealer manager fees or other sales charges to you if you elect to participate in the distribution reinvestment plan. We will pay the reinvestment agent's fees under the plan.

If you receive your ordinary cash distributions in the form of shares, you generally are subject to the same federal, state and local tax consequences as you would be had you elected to receive your distributions in cash. Your basis for determining gain or loss upon the sale of shares received in a distribution from us will be equal to the total dollar amount of the distribution payable in cash. Any shares received in a distribution will have a holding period for tax purposes commencing on the day following the day on which the shares are credited to your account.

2014 ANNUAL REPORT
PRIORITY SENIOR SECURED INCOME FUND, INC.                              23

MANAGEMENT (unaudited)
Our Board of Directors oversees our management. Our Board of Directors currently consists of five members, three of whom are not “interested persons” of us as defined in Section 2(a)(19) of the 1940 Act. We refer to these individuals as our independent directors. M. Grier Eliasek is considered an interested person of us as a result of his position as President and Chief Executive Officer of us and President and Chief Operating Officer of our Adviser, and his executive positions at certain affiliates of our Adviser, and Robert S. Aisner is considered an interested person of us as a result of his executive positions at certain affiliates of our Adviser. Our Board of Directors elects our officers, who serve at the discretion of our Board of Directors. The responsibilities of each director will include, among other things, the oversight of our investment activity, the quarterly valuation of our assets, and oversight of our financing arrangements. Our Board of Directors has also established an Audit Committee and a Nominating and Corporate Governance Committee and may establish additional committees in the future.

Our directors and officers and their principal occupations during the past five years are set forth below. Our prospectus includes additional information about our directors and is available, without charge, upon request by calling (212) 442-0702.

Board of Directors and Executive Officers
Directors
Information regarding the Board of Directors is as follows:

Name and Age	Position Held with the Company	Term and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Interested Directors
M. Grier Eliasek, 41	Director, Chairman of the Board, Chief Executive Officer and President	Since 2012, expires 2015	President and Chief Operating Officer of Priority Senior Secured Income Management, LLC; President, Co-Founder and Chief Operating Officer of Prospect Capital Corporation; Managing Director of Prospect Capital Management LLC ("Prospect Capital Management") and Prospect Administration LLC ("Prospect Administration"); Director, Chairman of the Board, Chief Executive Officer and President of Pathway Energy Infrastructure Fund, Inc.	3	Prospect Capital Corporation, Pathway Energy Infrastructure Fund, Inc.
Robert S. Aisner, 67	Director	Since 2012, expires 2014	Executive positions of the following entities: Behringer Harvard REIT I, Inc., Behringer Harvard Opportunity REIT I, Inc., Behringer Harvard Opportunity REIT II, Inc., Behringer Harvard Multifamily REIT I, Inc.,Behringer Harvard Holdings, and Adaptive Real Estate Income Trust, Inc.	2
Behringer Harvard REIT I, Inc., Behringer Harvard Opportunity REIT I, Inc., Behringer Harvard Opportunity REIT II, Inc., Behringer Harvard Multifamily REIT I, Inc., Adaptive Real Estate Income Trust, Inc., Pathway Energry Infrastructure Fund, Inc.

2014 ANNUAL REPORT
PRIORITY SENIOR SECURED INCOME FUND, INC.                              24

Independent Directors
Andrew C. Cooper, 52	Director	Since 2012, expires 2015	Mr. Cooper is an entrepreneur, who over the last 15 years has founded, built, run and sold three companies. Co-founder, director and former Co-Chief Executive Officer of Unison Site Management, LLC., a leading cellular site owner, and Executive Director of Brand Asset Digital, a digital media marketing and distribution company.	3	Prospect Capital Corporation, Pathway Energy Infrastructure Fund, Inc.
William J. Gremp, 71	Director	Since 2012, expires 2014	Mr. Gremp has been responsible for traditional banking services, credit and lending, private equity and corporate cash management with Merrill Lynch & Co. from 1999 to present.	3	Prospect Capital Corporation, Pathway Energy Infrastructure Fund, Inc.
Eugene S. Stark, 56	Director	Since 2012, expires 2016	Principal Financial Officer, Chief Compliance Officer and Vice President - Administration of General American Investors Company, Inc. from May 2005 to present.	3	Prospect Capital Corporation, Pathway Energy Infrastructure Fund, Inc.

The address for each of our directors is c/o Priority Senior Secured Income Fund, Inc., 10 East 40th Street, 42nd Floor, New York, NY 10016.

Executive Officers Who Are Not Directors

Name and Age	Position	Term	Principal Occupation(s) During Past Five Years
Michael D. Cohen, 40	Executive Vice President	Since 2012
Executive Vice President of Priority Senior Secured Income Management, LLC and of a number of other entities affiliated with Behringer Harvard; Executive Vice President of Pathway Energy Infrastructure Fund, Inc.

Frank V. Saracino, 48	Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary	Since 2012
Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary of Priority Senior Secured Income Management, LLC; Managing Director of Prospect Administration; Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary of Pathway Energy Infrastructure Fund, Inc.; Managing Director and Finance Head of Macquarie Group’s Americas Businesses.

2014 ANNUAL REPORT
PRIORITY SENIOR SECURED INCOME FUND, INC.                              25

Compensation of Directors
The following table sets forth compensation of our directors for the year ended June 30, 2014.

Name	Fees Earned(1)	All Other Compensation(2)	Total
Interested Directors
M. Grier Eliasek	$—	$—	$—
Robert S. Aisner	—	—	—
Independent Directors
Andrew C. Cooper	—	—	—
William J. Gremp	—	—	—
Eugene S. Stark	—	—	—
(1)For a discussion of the independent directors’ compensation, see below.
(2)We do not maintain a stock or option plan, non-equity incentive plan or pension plan for our directors.

Prior to meeting our minimum offering requirement, our directors are not entitled to compensation. Subsequent to meeting our minimum offering requirement, our directors who do not also serve in an executive officer capacity for us or our Adviser are entitled to receive annual cash retainer fees, determined based on our net asset value as of the end of each fiscal quarter. These directors will be Messrs. Cooper, Gremp and Stark. Amounts payable under this arrangement will be determined and paid quarterly in arrears as follows:

Net Asset Value	Annual Cash Retainer
$0 - $100,000,000	$—
$100,000,001 - $300,000,000	35,000
$300,000,001 - $500,000,000	50,000
$500,000,001 - $1 billion	75,000
>$1 billion	100,000

We will also reimburse each of the above directors for all reasonable and authorized business expenses in accordance with our policies as in effect from time to time, including reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each board meeting and each committee meeting not held concurrently with a board meeting.

We do not pay compensation to our directors who also serve in an executive officer capacity for us or our Adviser.

Compensation of Executive Officers
Our executive officers will not receive any direct compensation from us. We do not currently have any employees and do not expect to have any employees. Services necessary for our business are provided by individuals who are employees of Prospect Capital Management, Prospect Administration or Behringer Harvard or by individuals who were contracted by such entities to work on behalf of us, pursuant to the terms of the Investment Advisory Agreement between the Company and our Adviser, the Administration Agreement between the Company and Prospect Administration or the Investor Services Agreement between the Company and Behringer Harvard Priority Investor Services LLC, an affiliate of Behringer Harvard. Each of our executive officers is an employee of our Adviser, Prospect Capital Management, Prospect Administration, Behringer Harvard or an outside contractor, and the day-to-day investment operations and administration of our portfolio are managed by our Adviser. In addition, we reimburse Prospect Administration for our actual and allocable portion of expenses incurred by Prospect Administration, as applicable, in performing its obligations under the Administration Agreement, including the allocable portion of the cost of our chief financial officer, chief compliance officer, treasurer and secretary and other administrative support personnel under the Administration Agreement.

2014 ANNUAL REPORT
PRIORITY SENIOR SECURED INCOME FUND, INC.                              26

ADDITIONAL INFORMATION
Portfolio Information
The Company files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q, within 60 days after the end of the relevant period. Form N-Q filings of the Company is available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. This information will also be available free of charge by contacting the Company by mail at 10 East 40th Street, 42nd Floor, New York, NY 10016, by telephone at (212) 448-0702 or on its website at http://www.priority-incomefund.com.

Proxy Information
A description of the policies and procedures that the Company uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling collect (212) 448-0702; (ii) on the Company’s website at http://www.priority-incomefund.com and (iii) on the SEC’s website at http://www.sec.gov. As of and for the year ended June 30, 2014, the Company had not voted any proxies relating to portfolio securities.

Tax Information
For tax purposes, distributions to shareholders during the year ended June 30, 2014 was $274,840.

Privacy Policy
We are committed to protecting your privacy. This privacy notice, which is required by federal law, explains our privacy policies and our affiliated companies. This notice supersedes any other privacy notice you may have received from us.

We will safeguard, according to strict standards of security and confidentiality, all information we receive about you. The only information we collect from you is your name, date of birth, address, citizenship status (and country of origin, if applicable), number of shares you hold and your social security number. This information is used only so that we can register your shares, send you periodic reports and other information about us, and send you proxy statements or other information required by law.

We do not share this information with any non-affiliated third-party except as described below:

•	Authorized personnel of our Adviser. It is our policy that only authorized personnel of our Adviser who need to know your personal information will have access to it.

•
Service providers. We may disclose your personal information to companies that provide services on our behalf, such as record keeping, processing your trades and mailing you information. These companies are required to protect your information and use it solely for the purpose for which they received it.

•
Courts and government officials. If required by law, we may disclose your personal information in accordance with a court order or at the request of government regulators. Only that information required by law, subpoena or court order will be disclosed.

2014 ANNUAL REPORT
PRIORITY SENIOR SECURED INCOME FUND, INC.                              27

BOARD OF DIRECTORS
Interested Directors(1)
M. Grier Eliasek
Robert S. Aisner

Independent Directors
Andrew C. Cooper
William J. Gremp
Eugene S. Stark

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS
Michael D. Cohen, Executive Vice President
Frank V. Saracino, Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary

ADVISER
Priority Senior Secured Income Management, LLC
10 East 40th Street, 42nd Floor
New York, NY 10016
____________

(1)As defined under the Investment Company Act of 1940, as amended.

2014 ANNUAL REPORT
PRIORITY SENIOR SECURED INCOME FUND, INC.                              28

Item 2. Code of Ethics.
The Registrant has adopted a code of ethics which applies to, among others, its senior officers, including its Chief Executive Officer (its principal executive officer) and Chief Financial Officer (its principal financial officer), as well as every officer, director and employee of Priority Senior Secured Income Fund, Inc. The Registrant’s code of ethics can be accessed via its website at http:// www.priority-incomefund.com. There were no amendments to the code of ethics during the period covered by this report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the code of ethics during the period covered by this report. This information is also available free of charge by contacting the Company by mail at 10 East 40th Street, 42nd Floor, New York, NY 10016, by telephone at (212) 448-0702 or on its website at http://www.priority-incomefund.com.

Item 3. Audit Committee Financial Expert.
The Registrant’s Board of Directors has determined that the Registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The Audit Committee financial expert is Eugene S. Stark based on his experience in financial and accounting matters. Mr. Stark is “independent” within the meaning of that term used in Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)
Audit Fees. The aggregate fees billed for professional services rendered by BDO USA, LLP (“BDO”), the Registrant's independent registered public accounting firm, for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal years ended June 30, 2014 and 2013 were approximately $130,000 and $31,000, respectively.

(b)
Audit-Related Fees. The aggregate fees billed for assurance and related services rendered by BDO that are reasonably related to the performance of the audit of the Registrant's financial statements and not reported under paragraph (a) of this Item 4 in the fiscal years ended June 30, 2014 and 2013 were approximately $0 and $0, respectively.

(c)
Tax Fees. The aggregate fees billed for professional services by BDO for tax compliance, tax advice and tax planning in the fiscal years ended June 30, 2014 and 2013 were approximately $11,000 and $4,000, respectively.

(d)	All Other Fees. No other fees were billed during the fiscal year ended June 30, 2013 for products and services provided by BDO.
(e)(1)
The Registrant’s Audit Committee is required to pre-approve any independent accountants’ engagement to render audit and/or permissible non-audit services (including the fees charged and proposed to be charged by the independent accountants), subject to the exceptions under Section 10A(i)(1)(B) of the Securities Exchange Act of 1934, and as otherwise required by law. The Audit Committee also is required to pre-approve non-audit services performed by the Registrant’s principal accountant for the Registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the Registrant’s investment advisor that provides ongoing services to the Registrant, if the engagement for services relates directly to the operations and financial reporting of the Registrant. The Audit Committee may delegate its pre-approval responsibilities to one or more of its members. The member(s) to whom such responsibility is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

(e)(2)	Not applicable.
(f)	Not applicable.
(g)
For the fiscal years ended June 30, 2014 and 2013, the aggregate fees billed by the Registrant’s principal accountant for non-audit services rendered to the Registrant and for non-audit services rendered to the Registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the Registrant’s investment advisor that provides ongoing services to the Registrant and the Registrant’s investment advisor were approximately $11,000 and $4,000, respectively.

(h)
There were no non-audit services rendered to the Registrant’s investment adviser (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and/or to any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant.

Item 5. Audit Committee of Listed Registrant.
The Registrant has a separately-designated standing audit committee established in accordance with Sections 3(a)(58)(A) of the Securities Exchange Act of 1934. The members of the committee are Andrew C. Cooper, William J. Gremp and Eugene S. Stark.

Item 6. Schedule of Investments.
Please see the schedule of investments contained in this report to Shareholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
The Registrant has delegated proxy voting responsibility to Priority Senior Secured Income Management, LLC. As of and for the year ended June 30, 2014, the Company had not voted any proxies relating to portfolio securities. The Proxy Voting Policies and Procedures of Priority Senior Secured Income Management, LLC are set forth below.

PRIORITY SENIOR SECURED INCOME MANAGEMENT, LLC
STATEMENT OF POLICIES AND PROCEDURES REGARDING THE VOTING OF SECURITIES
The guidelines will be reviewed periodically by Priority Senior Secured Income Management, LLC and the Registrant’s non-interested directors, and, accordingly, are subject to change. For purposes of these Proxy Voting Policies and Procedures described below, “we,” “our” and “us” refers to Priority Senior Secured Income Management, LLC.

Introduction
An investment adviser registered under the Investment Advisers Act of 1940 (the “Advisers Act”) has a fiduciary duty to act solely in the best interests of its clients. As part of this duty, we recognize that we must vote client securities in a timely manner free of conflicts of interest and in the best interests of our clients. These policies and procedures for voting proxies for our investment advisory clients are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.

Proxy Policies
We will vote proxies relating to our securities in the best interest of our clients' stockholders. We will review on a case-by-case basis each proposal submitted for a stockholder vote to determine its impact on the portfolio securities held by our clients. Although we will generally vote against proposals that may have a negative impact on our clients' portfolio securities, we may vote for such a proposal if there exists compelling long-term reasons to do so. Our proxy voting decisions will be made by the senior officers who are responsible for monitoring each of our clients' investments. To ensure that our vote is not the product of a conflict of interest, we will require that: (a) anyone involved in the decision-making process disclose to our chief compliance officer any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (b) employees involved in the decision making process or vote administration are prohibited from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties.

Proxy Voting Records
You may obtain information, without charge, regarding how we voted proxies with respect to our portfolio securities by making a written request for proxy voting information to: Chief Compliance Officer, Priority Senior Secured Income Fund, Inc., 10 East 40th Street, 42nd Floor, New York, New York 10016.

Item 8. Portfolio Managers of Closed-End Investment Companies.
Information pertaining to the portfolio managers of the Registrant, as of August 27, 2014, is set forth below.

The management of the Registrant’s investment portfolio is the responsibility of the Adviser and its professionals, which currently include John F. Barry III, Chief Executive Officer of the Adviser; M. Grier Eliasek, President and Chief Operating Officer of the Adviser, Chairman of our Board of Directors, and our Chief Executive Officer and President; Michael D. Cohen, Executive Vice President of the Adviser and our Executive Vice President; and Frank V. Saracino, Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary of the Adviser and our Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary, as well as Robert J. Klein, John W. Kneisley, and Nishil Mehta. The Adviser’s professionals must approve each new investment that the Registrant makes. The Adviser’s professionals are not employed by the Registrant, and receive no compensation from the Registrant in connection with their portfolio management activities. The portfolio managers receive compensation through an affiliate of the Adviser that includes an annual base salary, an annual individual performance bonus and contributions to a retirement plan in connection with their services.
Our executive officers, certain of our directors and certain finance professionals of the Adviser are also officers, directors, managers, and/or key professionals of Prospect Capital Management, LLC, Prospect Administration, LLC, Prospect Capital Corporation and/or Behringer Harvard entities. These persons have legal obligations with respect to those entities that are similar to their obligations to us, which could present conflicts of interest. In the future, these persons and other affiliates of Prospect Capital Management or Behringer Harvard may organize other investment programs and acquire for their own account investments that may be suitable for us. In addition, Prospect Capital Management or Behringer Harvard may grant equity interests in our Adviser to certain management personnel performing services for our Adviser. See “Management”.

Set forth below is additional information regarding additional entities that are managed by the professionals of the Adviser:

Name	Entity	Investment Focus	Gross Assets(1)
Prospect Capital Corporation(2)	Business Development Company	Investments in senior secured loans, subordinated debt, unsecured debt, equity and junior debt tranches of collateralized loan obligations and equity of a broad portfolio of U.S. companies	$6.5 billion
Pathway Energy Infrastructure Fund, Inc.	Closed-end management investment company	Investments in securities of companies that operate primarily in the energy and related infrastructure and industrial sectors	$1.1 million
____________

(1)	Gross assets are calculated as of June 30, 2014 for Prospect Capital Corporation and Pathway Energy Infrastructure Fund, Inc.

(2)	Mr. Cohen is not involved in the management of this entity.

Investment Personnel
The Registrant’s investment adviser is led by Messrs. Barry, Eliasek, Cohen and Saracino and assisted by Robert J. Klein, John W. Kneisley and Nishil Mehta, who serve as Managing Director, Managing Director and Vice President, respectively, for Priority Senior Secured Income Management, LLC. These individuals have served in their respective roles since we began operations in May 2013. Biographical information for Messrs. Barry, Klein, Kneisley and Mehta is set forth below. See “Management” for biographical information regarding our other portfolio managers.

John F. Barry III is the Chief Executive Officer of our Adviser with 31 years of finance industry experience. He also currently serves as Chairman and Chief Executive Officer of Prospect Capital Corporation, as well as a Managing Director of Prospect Capital Management and Prospect Administration. Mr. Barry has served on the boards of directors of private and public companies, including financial services, financial technology and energy companies. Mr. Barry also managed an investment bank, focusing on private equity and debt financing for energy and other companies, and was the founding member of the project finance group at Merrill Lynch & Co. Prior to that, Mr. Barry was a corporate securities lawyer at a premiere United States law firm, advising energy companies and their commercial and investment bankers. Mr. Barry is also chairman of the board of directors of the Mathematics Foundation of America, a non-profit foundation which enhances opportunities in mathematics education for students from diverse backgrounds.

Robert J. Klein is a Managing Director of our Adviser with 27 years of finance industry experience. Mr. Klein is responsible for originating, executing, and managing our investments in CLOs and, along with Mr. Mehta, manages our relationships with CLO collateral managers and CLO underwriters. Mr. Klein serves a similar role at Prospect Capital Management. From 2002 to 2011, Mr. Klein worked at American Capital, Ltd. where he was a Managing Director and led the New York private equity portfolio team as well as numerous debt investments with financial sponsor clients. From 1992 to 2001, Mr. Klein worked at American Securities and American Industrial Partners, both active middle-market private equity firms. Mr. Klein began his career in the Mergers and Acquisitions groups of First Boston and Morgan Stanley. Mr. Klein holds a JD with Distinction from Stanford Law School and a BA summa cum laude from Yale College where he was a member of Phi Beta Kappa. Mr. Klein has been admitted to the California bar (inactive status). He serves on the Board of Trustees of Temple Beth El of Northern Westchester and on the Committee for Ancient and Byzantine Art at the Art Institute of Chicago. He is a former Professional Fellow of the New York University Center for Law and Business.

John W. Kneisley is a Managing Director of our Adviser with 23 years of finance industry experience. Mr. Kneisley is part of the senior management team overseeing investment approval, portfolio management, growth initiatives, and other management functions. Mr. Kneisley serves a similar role at Prospect Capital Management. From 2006 to 2011, Mr. Kneisley was a senior member of the private investment group at Silver Point Capital, a credit-oriented hedge fund. At Silver Point Capital, Mr. Kneisley was responsible for portfolio management, origination, and execution of senior secured loans and certain control investments. Mr. Kneisley also managed Silver Point's five CLOs. From 1991 through 2006, Mr. Kneisley worked at Goldman, Sachs & Co., most recently as a Managing Director in the Leveraged Finance group where he was responsible for originating, structuring and executing senior secured loans, high yield bonds, bridge loans and acquisition financings for corporate and sponsor clients. Mr. Kneisley holds a BA summa cum laude from DePauw University, where he was a member of Phi Beta Kappa.

Nishil Mehta is a Vice President of our Adviser with 11 years of finance industry experience. Mr. Mehta is responsible for originating, executing, and managing our investments in CLOs and, along with Mr. Klein, manages our relationships with CLO collateral managers and CLO underwriters. Mr. Mehta serves a similar role at Prospect Capital Management where he manages capital-raising for Prospect Capital Corporation and critical relationships with Prospect Capital Corporation's investors, lenders, investment banks, and rating agencies. From 2009 to 2010, Mr. Mehta worked at CIT Asset Management, where he served as one of four credit analysts managing a portfolio of middle-market and broadly syndicated leveraged loans funded through CLOs. From 2003 to 2008, Mr. Mehta worked at Wachovia Securities, where he raised and managed structured debt, including for CLOs, for U.S. and European collateral managers. Mr. Mehta also originated and purchased leveraged loans for the purpose of building and managing Wachovia's CLO portfolios. Mr. Mehta holds a BBA with honors from the Goizueta Business School at Emory University.

The following table sets forth, as of June 30, 2014, the dollar range of our equity securities that are owned by each of our portfolio managers, based on the initial public offering price of $15.00 per share.

Name of Professional	Dollar Range of Equity Securities(1)
John F. Barry III(2)	$100,001-$500,000
M. Grier Eliasek	None
Michael D. Cohen	$1-$10,000
Frank V. Saracino	None
Robert J. Klein	$100,001-$500,000
John W. Kneisley	None
Nishil Mehta	None

(1)The dollar ranges of equity securities are: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000 or over $1,000,000.

(2)Mr. Barry may be deemed to share beneficial ownership with our Adviser by virtue of his control of Prospect Capital Management, which owns 50% of our Adviser.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Neither the Registrant nor any affiliated purchasers, as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934, purchased any shares of the Registrant that are registered by the Registrant pursuant to Section 12 of the Securities Exchange Act of 1934, other than the 11,111 and 6,754 Class I shares that our Adviser purchased on October 10, 2012 and February 6, 2013, respectively, for $9.00 and $21.70 per share, respectively.

Item 10. Submission of Matters to a Vote of Security Holders.
Not applicable.

Item 11. Controls and Procedures.
(a) Based on their evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(d) under the 1940 Act), as of a date within 90 days of the filing date of the report, the President (principal executive officer) and the Chief Financial Officer (principal financial officer) of the Registrant have determined that as of and prior to June 30, 2014, the Registrant's fiscal year end, the Registrant's disclosure control and procedures were operating effectively except for a material weakness in its internal control over valuation for certain securities. Specifically, the application of appropriate security valuation inputs and assumptions as prescribed by ASC 820, Fair Value Measurement, has been inconsistent. This internal control issue only affected the fair valuation of certain portfolio securities held by the Registrant as reported in its Form N-Q for the quarter ended March 31, 2014. The fair valuation of the Registrant’s portfolio securities have been properly corrected and reported in accordance with ASC 820 in its annual report as of June 30, 2014. The Registrant confirms that there are no changes to prior year reported amounts and that it achieved its Minimum Offering Requirement on January 6, 2014. Transactions in capital shares with shareholders have been processed correctly since that time and in accordance with the terms of the Registrant’s prospectus. Furthermore, as a result of the correction there was no impact to the Registrant's net asset value, net investment income, dividends declared and paid, or to its total return in the current or prior years.

Since June 30, 2014, and prior to the issuance of the Registrant's annual report, the Registrant's management has reviewed its internal controls over financial reporting in order to improve the effectiveness of its controls and to ensure that securities held by the Registrant are fairly valued. As a result, the Registrant’s management has implemented changes in its existing policies and procedures to determine and review the fair valuation of its portfolio securities. These changes include retaining the services of an independent third-party specialist valuation firm to assist in the fair valuation of the Registrant’s portfolio securities. Any further changes in security fair valuation policies and procedures will be reviewed and approved by the Board of Directors consistent with the Registrant’s fair valuation policies. Fair valuation remains the responsibility of the Board of Directors.

(b) There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) over the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting. However, as discussed above, subsequent to June 30, 2014, the Registrant's management has initiated implementation of improvements to the Registrant's existing internal controls with respect to the valuation of its portfolio securities.

Item 12. Exhibits.
(a)(1) Not applicable.
(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.
(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PRIORITY SENIOR SECURED INCOME FUND, INC.
By: /s/ M. Grier Eliasek
M. Grier Eliasek
Chief Executive Officer and President
Date: August 27, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ M. Grier Eliasek
M. Grier Eliasek
Chief Executive Officer and President
Date: August 27, 2014

By: /s/ Frank V. Saracino
Frank V. Saracino
Chief Financial Officer, Chief Compliance Officer
Treasurer and Secretary
Date: August 27, 2014